LOOMIS SAYLES FUNDS

Supplement dated November 3, 1997
to
Prospectuses dated April 1, 1997

     The following employees of Loomis, Sayles & Company, L.P. ("Loomis Sayles") have primary responsibility, together with the persons indicated in the prospectuses, for the day-to-day management of the indicated fund's portfolio.

     Kathleen C. Gaffney, Vice President of Loomis Sayles, serves as associate portfolio manager of Loomis Sayles Bond Fund. Ms. Gaffney has been employed by Loomis Sayles for more than five years.

     Isaac H. Green, Director and Vice President of Loomis Sayles, and
James L. Carroll, Vice President of Loomis Sayles, serve as portfolio managers of Loomis Sayles Core Value Fund. Prior to joining Loomis Sayles in May, 1993, Mr. Green was Senior Vice President and Director of Investments at NCM Capital Management Group. Prior to joining Loomis Sayles in June, 1996, Mr. Carroll was a Managing Director and Senior Energy Analyst at PaineWebber, Inc. for more than five years.

     Dean A. Gulis, Vice President of Loomis Sayles, serves as a portfolio manager of Loomis Sayles Mid-Cap Value Fund. Prior to joining Loomis Sayles in October, 1997, Mr. Gulis was a Principal and Director of Research at Roney & Company for more than five years.




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